AllianceBernstein Trust
Global Value Portfolio

811-10221

77C Matters submitted to a vote of security holders

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Global Value Fund (the Fund) was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved.
At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Funds fundamental investment objective as non-fundamental with changes to the Funds investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):

				Voted For	Withheld Authority
1.The election of
  the Trustees, each
  such Trustee to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.


Ruth Block			134,003,245	2,979,537
David H. Dievler		133,929,707	3,053,075
John H. Dobkin			134,130,813	2,851,970
Michael J. Downey		134,154,191	2,828,592
William H. Foulk, Jr.		134,095,135	2,887,647
D. James Guzy			133,060,363	3,922,419
Marc O. Mayer			134,171,269	2,811,513
Marshall C. Turner, Jr.		134,141,950	2,840,832


3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:



			Voted For   Voted Against   Abstained   Broker
								Non-Votes

3.A.  Diversification	6,749,550   375,551	    345,252	1,297,258

3.B.  Issuing Senior	9,738,760   383,212	    348,380	1,297,258
      Securities
      and Borrowing Money

3.C.  Underwriting	6,746,691   382,453	    341,208	1,297,258
      Securities

3.D.  Concentration of	6,746,402   382,782	    341,168	1,297,258
      Investments

3.E.  Real Estate and	6,743,238   380,592	    346,522	1,297,258
      Companies that Deal
      in Real Estate

3.F.  Commodity		6,838,742   283,190	    348,419	1,297,258
      Contractsand
      Futures Contracts

3.G.  Loans		6,739,218   382,714	    348,419	1,297,258

3.I.  Exercising Control6,739,258   382,714	    348,380	1,297,258

3.M.  Short Sales	6,844,509   284,675	    341,168	1,297,258

3.N.  Pledging, 	6,736,203   387,627	    346,522	1,297,258
      Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets


4.  The 		6,720,618   163,934	    585,800	1,297,258
    reclassification of
    the Funds fundamental
    investment objective as
    as non-fundamental with
    changes to the Funds
    investment objectives.





AllianceBernstein Trust
International Value Portfolio

811-10221

77C Matters submitted to a vote of security holders

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein International Value Fund (the Fund) was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Funds fundamental investment objective as non-fundamental with changes to the Funds investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):


				Voted For	Withheld Authority
1.The election of
  the Trustees, each
  such Trustee to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.


Ruth Block			134,003,245	2,979,537
David H. Dievler		133,929,707	3,053,075
John H. Dobkin			134,130,813	2,851,970
Michael J. Downey		134,154,191	2,828,592
William H. Foulk, Jr.		134,095,135	2,887,647
D. James Guzy			133,060,363	3,922,419
Marc O. Mayer			134,171,269	2,811,513
Marshall C. Turner, Jr.		134,141,950	2,840,832


3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:



			Voted For   Voted Against   Abstained   Broker
								Non-Votes

3.A.  Diversification	51,941,210  3,709,967	    673,980	15,437,158

3.B.  Issuing Senior	51,908,443  3,811,894	    604,820	15,437,158
      Securities
      and Borrowing Money

3.C.  Underwriting	51,878,667  3,838,773       607,717	15,437,158
      Securities

3.D.  Concentration of	51,885,796  3,841,783       597,578	15,437,158
      Investments

3.E.  Real Estate and	51,825,886  3,871,740	    627,531	15,437,158
      Companies that Deal
      in Real Estate

3.F.  Commodity 	51,902,499  3,798,583	    624,075	15,437,158
      Contracts
      and Futures
      Contracts

3.G.  Loans		51,847,513  3,852,858.813   624,786	15,437,158

3.I.  Exercising 	51,820,137  3,880,622	    624,399	15,437,158
      Control

3.M.  Short Sales	51,879,204  38,11622	    634,331	15,437,158
      Control


3.N.  Pledging, 	51,932,154  3,761,967	    631,036	15,437,158
      Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets


4.  The 		50,273,226  3,298,931	    2,753,000	15,437,158
    reclassification of
    the Funds fundamental
    investment objective as
    as non-fundamental with
    changes to the Funds
    investment objectives.



AllianceBernstein Trust
Small/Mid Cap Value Portfolio

811-10221

77C Matters submitted to a vote of security holders

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Small/Mid Cap Value Fund (the Fund) was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Funds fundamental investment objective as non-fundamental with changes to the Funds investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows
(the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):

				Voted For	Withheld Authority
1.The election of
  the Trustees, each
  such Trustee to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.


Ruth Block			134,003,245	2,979,537
David H. Dievler		133,929,707	3,053,075
John H. Dobkin			134,130,813	2,851,970
Michael J. Downey		134,154,191	2,828,592
William H. Foulk, Jr.		134,095,135	2,887,647
D. James Guzy			133,060,363	3,922,419
Marc O. Mayer			134,171,269	2,811,513
Marshall C. Turner, Jr.		134,141,950	2,840,832


3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:



			Voted For   Voted Against   Abstained   Broker
								Non-Votes


3.A.  Diversification	25,666,920  1,030,954	    337,153	7,996,563

3.B.  Issuing Senior	25,648,726  1,067,863	    318,438	7,996,563
      Securities
      and Borrowing Money

3.C.  Underwriting	25,612,252  1,104,373	    318,401	7,996,563
      Securities

3.D.  Concentration of	25,618,577  1,100,158	    316,292	7,996,563
      Investments

3.E.  Real Estate and	25,657,243  1,034,175	    343,609	7,996,563
      Companies that Deal
      in Real Estate

3.F.  Commodity		25,635,129  1,060,827	    339,071	7,996,563
      Contracts
      and Futures Contracts

3.G.  Loans		25,636,587  1,059,708	    338,731	7,996,563

3.I.  Exercising	25,605,701  1,045,750	    383,575	7,996,563
      Control

3.M.  Short Sales	25,623,992  1,074,898	    336,136	7,996,563

3.N.  Pledging, 	25,621,712  1,068,089	    345,226	7,996,563
      Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets


4.  The 		24,449,993  1,936,066	    648,968	7,996,563
    reclassification of
    the Funds fundamental
    investment objective as
    as non-fundamental with
    changes to the Funds
    investment objectives.




AllianceBernstein Trust
Value Portfolio

811-10221

77C Matters submitted to a vote of security holders

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Value Fund (the Fund) was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Funds fundamental investment objective as non-fundamental with changes to the Funds investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, the proposal was not presented to shareholders of the Fund at this meeting. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Funds proxy statement):

				Voted For	Withheld Authority
1.The election of
  the Trustees, each
  such Trustee to
  serve a term of an
  indefinite duration
  and until his or
  her successor is
  duly elected and
  qualifies.


Ruth Block			134,003,245	2,979,537
David H. Dievler		133,929,707	3,053,075
John H. Dobkin			134,130,813	2,851,970
Michael J. Downey		134,154,191	2,828,592
William H. Foulk, Jr.		134,095,135	2,887,647
D. James Guzy			133,060,363	3,922,419
Marc O. Mayer			134,171,269	2,811,513
Marshall C. Turner, Jr.		134,141,950	2,840,832


3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:



			Voted For   Voted Against   Abstained   Broker
								Non-Votes


3.A.  Diversification	23,862,363  566,826	    249,020	8,470,585

3.B.  Issuing Senior	23,853,166  572,211	    252,868	8,470,585
      Securities
      and Borrowing Money

3.C.  Underwriting	23,843,880  584,857	    249,508	8,470,585
      Securities

3.D.  Concentration of	23,854,614  573,620	    250,011	8,470,585
      Investments

3.E.  Real Estate and	23,841,139 555,888	    281,219	8,470,585
      Companies that Deal
      in Real Estate

3.F.  Commodity		23,396,919 1,001,284	    280,042	8,470,585
      Contracts
      and Futures Contracts

3.G.  Loans		23,836,841 589,935	    251,469	8,470,585

3.I.  Exercising	23,848,864 580,211	    249,171	8,470,585
      Control

3.M.  Short Sales	23,435,726 996,588	    245,931	8,470,585

3.N.  Pledging, 	23,471,469 953,990	    252,785	8,470,585
      Hypothecating,
      Mortgaging, or
      Otherwise Encumbering
      Assets

4.  The 		23,314,502 845,874	    517,869	8,470,585
    reclassification of
    the Funds fundamental
    investment objective as
    as non-fundamental with
    changes to the Funds
    investment objectives.